EXHIBIT 10.16


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY ANALOGOUS STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT. ANY SHARES ISSUED UNDER THIS WARRANT WILL CONTAIN THIS SAME LEGEND.


                          PRIMEDEX HEALTH SYSTEMS, INC.
                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

                       (Void after 5:00 pm. Pacific time,
                                on July 11, 2011)

         THIS CERTIFICATE is issued in connection with the performance of services pursuant to the Employment Agreement between Mark D. Stolper (the "Holder") and Radnet Management, Inc., a California corporation, and wholly-owned subsidiary of PRIMEDEX HEALTH SYSTEMS, INC., a New York corporation (the "Company"), and certifies that the Holder is entitled to purchase from the Company prior to 5:00 pm., Pacific time, on July 11, 2011, or ninety (90) days after Holder ceases to be an employee of the Company, whichever first occurs (the "Expiration Date"), Two Hundred Thousand (200,000) shares ("Warrant Shares") of fully paid and nonassessable shares of common stock, par value $.01 per share, of the Company ("Common Stock") at a price of $1.55 per share (the "Warrant Price"), or as otherwise provided herein, subject to the provisions and upon the terms and conditions hereinafter set forth.

         This Warrant is subject to the following additional terms and conditions.

         1. EXERCISABILITY. Holder may exercise (a) Sixty-Six Thousand Six Hundred Sixty-Six (66,666) shares from and after July 11, 2007, (b) Sixty-Six Thousand Six Hundred Sixty-Six (66,666) shares from and after July 11, 2008, (c) Sixty-Six Thousand Six Hundred Sixty-Seven (66,667) shares from and after July 11, 2009, and until the Expiration Date, the purchase rights represented by this Warrant are exercisable after vesting at the option of the Holder, either as an entirety, or from time to time for any part of the Warrant Shares which may be purchased hereunder. Notwithstanding the foregoing, the vesting under this Warrant shall accelerate and become fully vested upon (i) a "change in control" of the Company or (ii) the closing price of the Company's Common Stock in the public market in which it trades averaging no less than $3.00 per share for thirty (30) consecutive days. A change of control is defined as: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 40% or more of the issued and outstanding shares of common stock of the Company having the right to vote for the election of directors of the Company under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by the board of directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; or (c) the Company ceases to own and control all of the economic and voting rights associated with all of the outstanding stock of Radnet Management, Inc.

         2. RESERVATION OF WARRANT SHARES. The Company agrees at all times to reserve a sufficient number of shares of authorized but unissued Common Stock, when and as required for the purpose of complying with the terms of this Warrant.

         3. NO RIGHTS AS SHAREHOLDER; NOTICES TO HOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company.

         If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

              a. The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

              b. There shall be any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any consolidation or merger of Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of Company to another corporation, or

              c. A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed, then in any one or more of said events, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, liquidation or winding up, and (ii) in the case of any such transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, proposed dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, proposed disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.

         4. METHOD OF EXERCISE; PAYMENT: ISSUANCE OF NEW WARRANT.

              a. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant together with a duly executed Purchase Form in the form attached hereto as Exhibit A at the principal office of the Company at 1510 Cotner Avenue, Los Angeles, California 90025-3303, or at such other office designated by the Company in writing to the Holder, and by payment to the Company in cash, or by check, of an amount equal to the then current Warrant Price (as defined in and determined in accordance with the provisions of Section 10 hereof) multiplied by the number of Warrant Shares being purchased (the "Total Exercise Price").

              b. As a complete alternative to an exercise of this Warrant pursuant to subsection (a) hereof, the Holder may elect to exercise this Warrant in whole, but not in part, without being required to pay the Aggregate Warrant Price (a "Cashless Exercise") in accordance with the terms of this subsection (the "Net Issuance Right"). Upon electing a Cashless Exercise, the Holder shall be entitled to receive that number of Warrant Shares equal to the quotient obtained as the result of dividing (1) the product of (A) the excess of (i) the Fair Market Value of a Warrant Share on such date over (ii) the then current Warrant Price (as deter

              c. In the event of any exercise of this Warrant, Certificates for the shares of the number of full Warrant Shares so purchased shall be in the name of, and delivered to, the Holder, or as the Holder may direct (subject to restrictions upon transfer contained herein or under federal or state securities laws). Such delivery shall be made within ten (10) days after exercise of this Warrant and at the Company's expense and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within ten (10) days after exercise of this Warrant.

         5. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered Holder of this Warrant in respect of which such Warrant Shares are issued.

         6. MUTILATED OR MISSING WARRANT. In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and in Substitution for this Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant and indemnity, if requested, also satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         7. EXCHANGE OF WARRANT CERTIFICATES FOR OTHER WARRANTS.

         This Warrant certificate, when surrendered properly endorsed at the principal offices of the Company set forth in Section 4 hereof, or at such other office designated by the Company in writing to the Holder, may be exchanged for another certificate or certificates of different denominations, of like tenor and representing in the aggregate the right to Purchase a like number of Warrant Shares.

         8. TRANSFERABILITY. This Warrant is not transferable or assignable, in whole or in part.

         9. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon exercise of this Warrant (the "Warrant Price") shall be $1.55 subject to adjustment pursuant to Section 10 hereof.

         10. ADJUSTMENT IN WARRANT PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under this Warrant in the aggregate and the Warrant Price, shall be correspondingly adjusted to give the holder of this Warrant, in exercises for the same aggregate Warrant Price, the total number, class, and kind of shares as the holder would have owned had this Warrant been exercised prior to the event and had the holder continued to hold such shares until after the event requiring adjustment.

              a. NOTICE OF ADJUSTMENT. Whenever this number of Warrant Shares Purchasable upon the exercise of this Warrant or Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first-class mail, postage prepaid, to the Holder notice of such adjustment or adjustments and shall deliver to the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Call Price and Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment.

              b. NO ADJUSTMENT FOR DIVIDENDS. Except as provided in this Section 10 hereof, no adjustment in respect of any dividend shall be made during the term of a Warrant or upon the exercise of a Warrant.

              c. PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation, such successor corporation shall execute with the Holder a Warrant providing that such Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of shares and/or other consideration which he would have owned or have bean entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant been exercised immediately prior to such action. The Company shall mail by first class mail, postage prepaid, to the Holder, notice of the execution of any such agreement. Such Warrant shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 10 hereof. The provisions of this subsection 10(c) shall similarly apply to successive consolidations, mergers, sales or conveyances.

         11. NOTICES. Any notice pursuant to this Warrant by the Company to the Holder or by the Holder to the Company, shall be in writing and shall be mailed first-class, postage Prepaid, or delivered (a) to the Company at 1510 Cotner Avenue, Los Angeles, California 90025-3303, Attention to President, or (b) to the Holder at 1510 Cotner Avenue, Los Angeles, CA 90025. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

         12. SUCCESSORS. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of the Company and the Holder.

         13. MERGER OR CONSOLIDATION OF THE COMPANY. The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume by supplemental agreement satisfactory in form to the holder of record of this Warrant and executed and delivered to such holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

         14. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California without giving effect to principles of conflict of laws.

         15. BENEFITS OF THIS WARRANT. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant; but this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

         16. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         17. CAPTIONS. The captions of the Sections and subsections of this Warrant have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary, as of this 11th day of July 2006.


                                        PRIMEDEX HEALTH SYSTEMS, INC.



                                        By: ____________________________________
                                            Howard G. Berger, M.D., President

                                    EXHIBIT A

                          PRIMEDEX HEALTH SYSTEMS, INC.

                                  PURCHASE FORM



         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ________ shares of the stock provided for therein and request that certificates for such shares be issued in the name of:


(Please Print Name, Address and Social Security No. or Taxpayer Identification No.)





and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the shares Purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder as below indicated and delivered to the address stated below.

DATED:  ____________________, 20____

Name of Warrantholder:        __________________________________________________
                              (Please Print)

Address:




Signature:

Signature Guaranteed: NOTE:         The above Signature must correspond with the
                                    name as written upon the face of this
                                    Warrant Certificate in every particular, without alteration or enlargement or change whatever.